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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              DEL WEBB CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                 86-0077724
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

   6001 NORTH 24TH STREET
      PHOENIX, ARIZONA                                     85016
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(Address of principal executive offices)                              (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered

$150,000,000 principal amount of 10.25%                  New York Stock Exchange

Senior Subordinated Debentures due 2010

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), check the following box. [x]


If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), check the following box.



Securities Act registration statement file number to which this form relates:
333-63671 (if applicable)



Securities to be registered pursuant to Section 12(g) of the Act:

                                      None

                                (Title of Class)
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                              DEL WEBB CORPORATION

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The information required by this item is incorporated by reference to the information set forth under the caption "Description of Debt Securities" in the Prospectus included in he Registrant's Registration Statement on Form S-3
(Registration No. 333-63671)(the "S-3 Registration Statement") filed on
September 18, 1998 with the Securities and Exchange Commission under the
Securities Act of 1933, as amended (the "Act"), and the corresponding section of any Prospectus Supplement relating to the securities subsequently filed pursuant to Rule 424 of the Act.

ITEM 2.  EXHIBITS

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
                                EXHIBIT
                                -------
                  1.1           Form of Senior Subordinated Debt Indenture,
                                incorporated by reference to Exhibit 4.2 to the
                                S-3 Registration Statement dated September 18,
                                1998.

                  1.2           Specimen Debenture, filed as Exhibit A to the
                                Form of Senior Subordinated Debt Indenture,
                                incorporated by reference to Exhibit 4.2 to the
                                S-3 Registration Statement dated September 18,
                                1998.
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                  Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DEL WEBB CORPORATION

Dated: February 12, 1999                By:     /s/ ROBERTSON C. JONES
                                           --------------------------------
                                                   Robertson C. Jones
                                                     Vice President
                                                   and General Counsel


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                                  EXHIBIT INDEX

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
EXHIBIT                                                            SEQUENTIALLY
NUMBER                                                             NUMBERED PAGE
------                                                             -------------
1.1               Form of Senior Subordinated Debt
                  Indenture, incorporated by reference to
                  Exhibit 4.2 to the S-3 Registration
                  Statement dated September 18, 1998.

1.2 Specimen Debenture, filed as Exhibit A to the Form of Senior Subordinated Debt
                  Indenture, incorporated by reference to
                  Exhibit 4.2 to the S-3 Registration
                  Statement dated September 18, 1998.
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